UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No.1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2025

Brookfield Asset Management Ltd.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-41563	98-1702516
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)
Brookfield Place
250 Vesey Street, 15th Floor
New York, NY 10281-0221
(Address of principal executive offices)
(212) 417-7000
(Registrant’s telephone number, including area code)
(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Limited Voting Shares	BAM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
Brookfield Asset Management Ltd. (“BAM” or the “Company”), is filing this Amendment No. 1 on Form 8-K/A (this “Amended Filing”) to amend its Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on February 5, 2025 (the “Original Filing”) to file (i) the audited financial statements as at December 31, 2024 and 2023 and for the fiscal years ended December 31, 2024, 2023 and 2022 (the “Audited Financial Statements”) of Brookfield Asset Management ULC (“BAM ULC”) and (ii) the pro forma financial information as of and for the year ended December 31, 2024, in each case in connection with the Arrangement (as defined below). This Amended Filing also includes the consent of Deloitte LLP with respect to such Audited Financial Statements as well as the updated consent of Ernst & Young LLP and the consent of KPMG LLP (each as described in Item 9.01(c) below).
As discussed in the Original Filing, on February 4, 2025, BAM completed a plan of arrangement (the “Arrangement”) whereby Brookfield Corporation (“BN”) and certain of its subsidiaries exchanged all of their common shares in BAM ULC (the “Common Shares”) for newly-issued Class A Limited Voting Shares of BAM (“Class A Shares”) on a one-for-one basis. BAM ULC owns and operates Brookfield’s leading global alternative asset management business, headquartered in New York, NY, with over $1 trillion of assets under management across renewable power and transition, infrastructure, private equity, real estate, and credit. The Arrangement was completed to simplify BAM’s structure, broaden its shareholder base and position it for inclusion in some of the most widely followed global stock indices, including in the U.S.
Pursuant to the Arrangement, BAM acquired approximately 73% of the outstanding Common Shares of BAM ULC from BN in exchange for 1,194,021,145 Class A Shares, on a one-for-one basis. Upon completion of the Arrangement, BAM had a total of 1,637,198,026 Class A Shares issued and outstanding, 73% of which were held by BN.
Although upon completion of the Arrangement BAM ULC became a wholly-owned subsidiary of the Company, for accounting purposes BAM ULC is considered the accounting acquirer of BAM in the Arrangement and the predecessor of BAM. As such, the Arrangement was accounted for as a “reverse acquisition” in conformity with accounting principles generally accepted in the United States of America. Therefore, BAM ULC’s historical financial statements replaced the Company’s historical financial statements for all periods prior to the Arrangement, and for all periods following the Arrangement, the results of operations of both BAM ULC and the Company will be included in the Company’s financial statements. The Audited Financial Statements filed with this Amended Filing relate to the period from inception to the Arrangement, and therefore all such information presented relates to BAM ULC on a standalone basis and not to the Company.
Except for the Audited Financial Statements and pro forma financial information included in this Amended Filing, this Amended Filing does not amend or restate the Original Filing, nor does it modify or update those disclosures affected by subsequent events or discoveries. Such Audited Financial Statements and pro forma financial information should be read in conjunction with management’s discussion and analysis of financial condition and results of operations included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 17, 2025, which remains unchanged.
Item 7.01 Regulation FD Disclosure.
In connection with the Arrangement, BAM received a formal valuation of the Common Shares and the Class A Shares from KPMG LLP (“KPMG”) dated October 31, 2024 (the “Formal Valuation”) concluding that, as of October 31, 2024, and based upon the scope of KPMG’s review and subject to the assumptions and limitations set forth therein, the fair market value of the Common Shares was in the range of $75.8 billion to $84.5 billion, or $80.1 billion at midpoint (or $46.35 to $51.67, or $48.98 at midpoint, on a per share basis), and that the fair market value of the Class A Shares is in the range of $20.1 billion to $22.4 billion, or $21.2 billion at midpoint (or $46.43 to $51.63, or $49.01 at midpoint, on a per share basis). A copy of the Formal Valuation is attached as Appendix D to BAM’s proxy circular for the special meeting of BAM shareholders held on Monday, January 27, 2025, which may be accessed at www.sec.gov/edgar and www.sedarplus.ca. For further information, please contact Jason Fooks, Managing Director, Investor Relations, at (212) 417-2442.
The information in this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
The audited Consolidated and Combined Financial Statements of BAM ULC as of December 31, 2024 and 2023 and for the years ended December 31, 2024, 2023 and 2022 and the Report of Independent Registered Public Accounting Firm issued by Deloitte LLP are filed as Exhibit 99.1 hereto and incorporated herein by reference.

(b) Pro Forma Financial Information
The Company’s unaudited pro forma consolidated balance sheet as of December 31, 2024, and unaudited pro forma consolidated statement of income for the year ended December 31, 2024, and related notes, showing the pro forma effects of BAM ULC's acquisition of the Company, are filed as Exhibit 99.2 hereto and incorporated herein by reference.
(c) Exhibits
This Amended Filing includes as Exhibit 23.1 the consent of Deloitte LLP with respect to the Audited Financial Statements filed as Exhibit 99.1, as described in part (a) of this Item 9.01.
In addition, this Amended Filing includes as Exhibit 23.2 the updated consent of Ernst & Young LLP relating to the audited combined and consolidated financial statements of Oaktree Capital II, L.P., Oaktree Capital Management, L.P., Oaktree AIF Investments, L.P., Oaktree Capital Management (Cayman) L.P. and Oaktree Investment Holdings, L.P. and their consolidated subsidiaries included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 Annual Report”). Such consent adds reference to the Company’s Registration Statement on Form F-10, which was inadvertently omitted from the as-filed version included in the 2024 Annual Report.
This Amended Filing also includes as Exhibit 23.3 the consent of KPMG LLP in respect of the Formal Valuation.
Further reference is made to the Exhibit Index following the signature page of this Current Report on Form 8-K/A, which is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 3, 2025

Brookfield Asset Management Ltd.
/s/ Kathy Sarpash
Name:	Kathy Sarpash
Title:	Managing Director, Legal & Regulatory and Corporate Secretary

Exhibit Number	Exhibit Description
23.1*	Consent of Deloitte LLP.
23.2*	Consent of Ernst & Young LLP.
23.3*	Consent of KPMG LLP.
99.1*	Audited Consolidated and Combined Financial Statements of Brookfield Asset Management ULC.
99.2*	Unaudited Pro Forma Consolidated Financial Statements of Brookfield Asset Management Ltd.
104*	Cover Page Interactive Data File (embedded within the Inline XBRL document)

____________________
* Filed herewith.